SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2003

PEMSTAR INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-31233	41-1771227
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 Technology Drive N.W.,

Rochester, Minnesota 55901

(Address of principal executive offices)

Registrants telephone number, including area code: (507) 288-6720

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is being furnished herewith:

99.1 Press Release, dated July 2, 2003, of Pemstar Inc.

ITEM 9. REGULATION FD DISCLOSURE (ALSO ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934:

On July 2, 2003, Pemstar Inc. issued a press release which included guidance on the Company’s anticipated results of operations and financial condition for the fiscal quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

July 2, 2003

PEMSTAR INC.

By:	/s/ Gregory S. Lea

Gregory S. Lea, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated July 2, 2003, of Pemstar Inc.